Fully Benefit Responsive Contract	12 Months Ended
Dec. 31, 2025
Minerals Technologies Inc. Savings and Investment Plan [Member]
Fully Benefit Responsive Contract [Abstract]
Fully Benefit Responsive Contract
(4)     Fully Benefit Responsive Contract

The Plan invests in the New York Life Insurance Anchor Acct IV, which is considered a fully benefit responsive contract (the “Contract”).  This investment is valued at contract value reported by the fund manager based on the underlying investments within each fund. There are no imposed redemption restrictions. The existence of certain conditions can limit the Contract's ability to transact at contract value with the issuers of its investment contracts. Specifically, any event outside the normal operation of the Contract that causes a withdrawal from an investment contract may result in a negative market value adjustment with respect to such withdrawal. Examples of such events include, but are not limited to, partial or complete legal termination of the Contract or a unitholder, tax disqualification of the Contract or a unitholder, and certain Contract amendments if issuers' consent is not obtained. As of December 31, 2025, the occurrence of an event outside the normal operation of the Contract that would cause a withdrawal from an investment contract is not considered to be probable. To the extent a unitholder suffers a tax disqualification or legal termination event, under normal circumstances it is anticipated that liquid assets would be available to satisfy the redemption of such unitholder's interest in the Contract without the need to access investment contracts.